SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                 July 18, 2002
                       (Date of Earliest Event Reported)


           AIRPLANES LIMITED                       AIRPLANES U.S. TRUST

      (Exact Name of Registrants as Specified in Memorandum of Association
                              or Trust Agreement)


           Jersey, Channel Islands                 Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

           33-99970-01                             13-3521640
           (Commission File                        (IRS Employer
           Number)                                 Identification No.)


           Airplanes Limited                       Airplanes U.S. Trust
           22 Grenville Street                     1100 North Market Street
           St. Helier                              Rodney Square North
           Jersey, JE4 8PX                         Wilmington, Delaware
           Channel Islands                         19890-0001
           (011 44 1534 609 000)                   (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                   Registrants' Principal Executive Offices)

Item 5.     Other Events


     Attached hereto as Exhibit A is a copy of a Press Release dated July 17, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                               AIRPLANES LIMITED


Date: July 18, 2002                            /s/ Roy M. Dantzic*
                                               -------------------
                                               Director and Officer


Date: July 18, 2002                            AIRPLANES U.S. TRUST


                                               /s/ Roy M . Dantzic*
                                               --------------------
                                               Controlling Trustee
                                               and Officer


                                               *By: /s/ Gerard Hastings
                                                    -------------------
                                                 Attorney-in-Fact




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


                                 EXHIBIT INDEX


Exhibit A           -      Press Release
Exhibit B           -      Power of Attorney for Airplanes Limited
Exhibit C           -      Power of Attorney for Airplanes U.S. Trust

                                                                      Exhibit A


[GRAPHIC] Moody's Investors Service                 Structured Finance Research
Global Credit Research                                            Rating Action
                                                          Pulbished 17 Jul 2002


Airplanes Pass Through Trust

New York                           New York
Jay Elsbruck                       Nicolas S. Weil
Senior Vice President              VP - Senior Credit Officer
Sturctured Finance Group           Sturctured Finance Group
Moody's Investors Service          Moody's Investors Service
Clients: 1.212.553.1653            Clients: 1.212.553.1653


MOODY'S PLACES NOTES ISSUED BY AIRPLANES PASS THROUGH TRUST UNDER REVIEW FOR POSSIBLE DOWNGRADE

Approximately $2.7 Billion of Asset-Backed Securities Affected

     Moody's Investors Service announced today that it placed under review for possible downgrade its ratings on six classes of notes issued by Airplanes Pass Through Trust (Airplanes).

     The complete rating action is as follows:

     Issuer: Airplanes Pass Through Trust

     US $237 Million, Class A-6 Floating Rate Notes due March 15, 2019, rated Aa2, on review for possible downgrade;

     US $700 Million, Class A-8 Floating Rate Notes due March 15, 2019, rated Aa2, on review for possible downgrade;

     US $750 Million, Class A-9 Fixed Rate Notes due March 15, 2019, rated Aa2, on review for possible downgrade;

     US $254 Million, Class B Fixed Rate Notes due March 15, 2019, rated A2, on review for possible downgrade;

     US $349.6 Million, Class C Fixed Rate Notes due March 15, 2019, rated Ba3, on review for possible downgrade;

     US $395.1 Million, Class D Fixed Rate Notes due March 15, 2019, rated B2, on review for possible downgrade;

     Moody's said that the review on Airplanes was triggered by the reduction in cash flows over the past nine months due to lease restructurings. It is expected that lease collections will be further reduced due to the implementation of restructurings, lower lease payments upon releasing of aircraft, and lower than expected aircraft sale prices. Due to the decline in cash receipts the issuer has stated in its quarterly report that is possible that the transaction will be unable to make Class B interest payments by the end of 2003.

     As a result, Moody's anticipates that following the review, the rating on the Class B Notes could fall below investment grade.

     For more information, visit our website at www.moodys.com



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


                                                                      Exhibit B


               Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                                 /s/ John Banes
                                                                 --------------
                                                                     John Banes





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


                               POWER OF ATTORNEY


     Each of the undersigned, being a Director and officer of Airplanes Limited, hereby individually appoints Frank Haspel, John McMahon, Huib van Doorn, Erwin den Dikken, Brian Marks, Gerry Hastings and Sean Brennan and each of them, acting on behalf of debis AirFinance Financial Services (Ireland) Limited (formerly AerFi Financial Services (Ireland) Limited), as Administrative Agent of Airplanes Limited, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Director and an officer of Airplanes Limited, to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Director of Airplanes Limited prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.



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


     IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered in Jersey, Channel Islands on the date indicated below.



Dated: June 6, 2002                               /s/ William M. McCann
                                                  -----------------------
                                                  William M. McCann

                                      Witness:    /s/ Michael Walsh
                                                  -----------------------


Dated: June 6, 2002                               /s/ Roy M. Dantzic
                                                  -----------------------
                                                  Roy M. Dantzic

                                      Witness:    /s/ Michael Walsh
                                                  -----------------------


Dated: June 6, 2002                               /s/ Hugh R. Jenkins
                                                  -----------------------
                                                  Hugh R. Jenkins

                                      Witness:    /s/ Michael Walsh
                                                  -----------------------


Dated: June 6, 2002                               /s/ Richard E. Cavanagh
                                                  -----------------------
                                                  Richard E. Cavanagh

                                      Witness:    /s/ Michael Walsh
                                                  -----------------------


Dated: June 6, 2002                               /s/ Brian T. Hayden
                                                  -----------------------
                                                  Brian T. Hayden

                                      Witness:    /s/ Michael Walsh
                                                  -----------------------



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


                                                                      Exhibit C


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.



                                                                 /s/ John Banes
                                                                 --------------
                                                                     John Banes






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


                               POWER OF ATTORNEY

     Each of the undersigned, being a Controlling Trustee and officer of Airplanes U.S. Trust, hereby individually appoints Frank Haspel, John McMahon, Huib van Doorn, Erwin den Dikken, Brian Marks, Gerry Hastings and Sean Brennan and each of them, acting on behalf of debis AirFinance Financial Services (Ireland) Limited (formerly AerFi Financial Services (Ireland) Limited), as Administrative Agent of Airplanes U.S. Trust, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Controlling Trustee and an officer of Airplanes U.S. Trust to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Controlling Trustee of Airplanes U.S. Trust prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto the said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.



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


IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered in Jersey, Channel Islands on the date indicated below.


Dated: June 6, 2002                                 /s/ William M. McCann
                                                    -----------------------
                                                    William M. McCann

                                      Witness:      /s/ Michael Walsh
                                                    -----------------------


Dated: June 6, 2002                                 /s/ Roy M. Dantzic
                                                    -----------------------
                                                    Roy M. Dantzic

                                      Witness:      /s  Michael Walsh
                                                    -----------------------


Dated: June 6, 2002                                 /s/ Hugh R. Jenkins
                                                    -------------------
                                                    Hugh R. Jenkins

                                      Witness:      /s/ Michael Walsh
                                                    -----------------------


Dated: June 6, 2002                                 /s/ Richard E. Cavanagh
                                                    -----------------------
                                                    Richard E. Cavanagh

                                      Witness:      /s/ Michael Walsh
                                                    -----------------------


Dated: June 6, 2002                                 /s/ Brian T. Hayden
                                                    -----------------------
                                                    Brian T. Hayden

                                      Witness:      /s/ Michael Walsh
                                                    -----------------------


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